Exhibit 10.15

TERMINATION OF EMPLOYMENT AGREEMENT

This Termination of Employment Agreement (“Agreement”) is entered into as of June 24, 2013 (the “Effective Date”) by Desert Hawk Gold Corp. (the “Company”) and Robert E. Jorgensen (“Employee”).   The Company and the Employee are each a “Party” and collective the “Parties” as designated in this Agreement.

RECITALS:

WHEREAS, on or about September 1, 2010, the Company entered into an employment agreement dated September 1, 2010, with the Employee, which agreement was amended on May 3, 2011 (as amended, the “Employment Agreement”);

WHEREAS, Employee is a shareholder of the Company, with all rights flowing therefrom, which remain unaffected by entry into this Agreement.  Employee presently holds 533,250 shares of common stock in the Company (the “Pre-existing Shares”)

WHEREAS, the Company and the Employee have diligently sought to develop the Company’s mining properties and specifically to obtain the necessary permits to commence development operations;

WHEREAS, the Company anticipates obtaining the necessary mining permits in 2013;

WHEREAS, in conjunction with the proposed future financing of the Company and its mining properties in the approximate amount of $5,500,000 (the “Funding”) by DMRJ Group I, LLC or its designee (the “Funding Parties”) following receipt of the necessary mining permits, the Company and Employee have decided to terminate the Employment Agreement and to provide Employee with a severance benefit as mutually agreed herein but different than provided in the Employment Agreement;

NOW THEREFORE, in consideration of the mutual terms and conditions set forth herein, and in compliance with Section 13(d) of the Employment Agreement, and the recitals set forth above, the Parties mutually agree that Employee’s employment relationship with the Company shall be terminated and the Employment Agreement shall be amended and terminated as follows:

1.

TERMINATION AND RESIGNATION.

The Employment Agreement is hereby terminated effective retroactively to April 30, 2013 (the “Termination Date”).  Notwithstanding the foregoing, the Parties agree that the provisions of Section 9 of the Employment Agreement shall survive termination of the Employment Agreement.  In addition, by his signature below, the Employee hereby tenders his resignation as a director of the Company and any office held with the Company effective immediately upon execution of this Agreement by the Parties.

Further, it is expressly understood and agreed by and between the Parties that this Agreement does not affect any of Employee’s rights as a shareholder of the Company.

2.

REASON FOR TERMINATION.

Both Parties agree that the termination of Employee’s employment is by mutual consent of the Parties and hereby waive any notice requirements for termination under the Employment Agreement.

3.

SEVERANCE BENEFITS.

In lieu of any severance, unpaid salary, penalties, interest, reimbursable expenses, or other compensation or benefits due and payable under or as provided in the Employment Agreement, the Company shall provide the following severance compensation in settlement of all claims by Employee against the Company:

a.

The Company shall pay to the Employee $120,000 in monthly installments  as provided below, and shall issue to the Employee 150,000 shares of common stock of the Company (the cash and stock components being hereafter referred to as the “Severance Payments”).   Any other salary, rent, or other compensation due and payable under the Employment Agreement or otherwise to the Employee are hereby waived and forgiven by the Employee.  No interest shall accrue or be due and payable on the Severance Payments.

b.

The cash portion of the Severance Payments will be payable at the rate of $6,000 per month.  The Severance Payments shall be made without any amounts withheld for taxes.  Employee will be solely responsible for any tax liability associated with the Severance Payments.  The first Severance Payment shall be due and payable on the 10th day of the month beginning with the first month following the date on which the Company receives its first payment under the Funding, and on the 10th day of each month thereafter until paid in full.  Any cash Severance Payment shall be delinquent if not made on or before the 15th day of any month in which such payment is due.  The Company shall issue to the Employee 8,571 shares of common stock for each delinquent payment (“Penalty Shares”), notwithstanding which the delinquent cash payment shall remain due and owing.  Payments to the Employee shall be made to the address set forth in Section 11(h) hereof, unless otherwise agreed by the Parties.

c.

A stock certificate representing the 150,000 shares (the “Shares”) to be issued to the Employee as the stock component of the Severance Payments shall be delivered to the Employee promptly following the execution of this Agreement by all of the Parties.  The stock certificate shall be issued in Employee’s name and delivered to the address of Employee set forth in Section 11(h) hereof.  The Shares shall be issued pursuant to valid federal and state exemptions from registration requirements and the Employee shall cooperate with the Company in qualifying for appropriate exemptions from registration.  The employee understands that the Shares will be restricted securities as defined in Rule 144 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and that as such they cannot be transferred, resold, or hypothecated except pursuant to a valid registration statement or applicable federal and state exemptions from registration.  As such, the Employee accepts the Shares without the present intent to further distribute the Shares and is willing to hold the Shares for an indefinite period.  The Company hereby grants to the Employee the nontransferable piggyback registration right to include up to all of the Shares, Pre-existing Shares, and Penalty Shares, if any, in the next registration statement filed by the Company with the SEC under the Securities Act which permits the resale of the Company’s securities, provided that if the registration statement involves an underwritten primary offering by the Company, the right to include the Shares, Pre-existing Shares, and Penalty Shares in the registration statement will be subject to the consent of the underwriter, which consent will not be unreasonably withheld or denied in favor of other investors or shareholders in the Company.  The Company will bear the costs of the registration statement, including the inclusion of the Shares being issued to the Employee.  The Employee agrees to cooperate with the Company in providing reasonable information pertaining to the Employee to be included in the registration statement.

4.

INDEMNIFICATION.

The Company agrees that if at any time after the Termination Date the Employee is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that he was an officer, director, or employee or the Company or one of its subsidiaries, the Employee shall be indemnified and held harmless by the Company to the fullest extent permitted or authorized by law and by the Company’s articles of incorporation and bylaws.  To the extent consistent with the foregoing, this obligation to indemnify the Employee and hold him harmless shall inure to the benefit of the Employee’s heirs, executors and administrators.  The Company shall advance to the Employee all reasonable costs and expenses incurred by him in connection with a Proceeding within twenty (20) days after receipt by the Company of a written request for such advance.  Such request shall include an undertaking by the Employee to repay the amount of such advance if it shall ultimately be determined that the Employee is not entitled to be indemnified against such costs and expenses under Nevada law.

5.

MUTUAL RELEASE OF CLAIMS.

a.

Employee Release.  Employee hereby releases the Company and its directors, officers, and employees and agents, and any parent, subsidiaries or related corporations, and all of their current and former shareholders, directors, officers, employees, and agents (collectively referred  to as  “the Company”  in this paragraph), from all claims, liabilities, obligations, promises, agreements, controversies, and damages of any nature and kind, known or unknown, attributable  to or otherwise  arising from any alleged  conduct or practices by any of the foregoing parties related to Employee’s employment relationship with the Company, and specifically in connection with the termination of Employee’s employment.  This release by Employee specifically includes, but is not limited to, any and all claims of alleged employment discrimination under the Americans with Disabilities Act of 1990, as amended, 42 U.S.C Sections 12101 et seq.; the Age Discrimination in Employment Act, as amended, 29 U.S.C. Sections 621 et seq.; the California Fair Employment and Housing Act, as amended; Title VII of the 1964 Civil  Rights Act, as amended, 42 U.S.C. Sections 2000 (e) et seq.; the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. Sections 1001 et seq.; and any other federal, state or local statue, rule or regulation, as well as any claims for negligent or intentional infliction of emotional distress, breach of contract, fraud or any other unlawful behavior, the existence of which are specifically denied.  This release is not and shall not in any way be construed as an admission by the Company or any of its current or former shareholders, directors, officers, employees and agents of any wrongful or unlawful acts or of any breach of any agreement whatsoever.  Notwithstanding any other provision to the contrary, this Agreement shall not release any claim that Employee may have for statutory or other legal right to indemnification from the Company as set forth herein, violation of the provisions of this Agreement, for worker’s compensation benefits, or for state unemployment insurance.

b.

Employer Release.  The Company hereby releases Employee from all claims, liabilities, obligations, promises, agreements, controversies and damages of any nature and kind, known and unknown, attributable to or otherwise arising from any alleged conduct or practices by Employee relating to any of the foregoing parties and/or relating to Employee’s employment relationship with the Company, except for claims of fraud.  This paragraph shall not release any claims that the Company may have against Employee for violation of the provisions of this Agreement.

c.

Mutual Covenants and Conditions.

The Parties hereto further agree, promise and covenant, for themselves, their heirs, administrators and assigns, that neither Party, nor any other person acting on such Party’s behalf, will file an administrative, judicial, or arbitration action for damages or other relief (including injunctive, declaratory, monetary relief or other) against the other Party or any of its current or former officers, directors, shareholders, employees or agents relating to any matter occurring in the past up to the date of this Agreement or involving any continuing effects of actions or practices which arose prior to the date of this Agreement, or involving and based upon any claims, demands, causes of action, obligations, damages or liabilities which are the subject of the Employment Agreement.

The Parties intend and agree that this Agreement shall be effective as a full and final accord and satisfaction and general release of and from all of the claims released in this Agreement (the “Released Claims”).  Each Party hereby waives any and all rights it has in law or in equity, or may have with respect to the Released Claims.  In connection with this waiver, the Parties acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true, with respect to the subject matter of this Agreement.  Nevertheless, each Party reaffirms that by entering into this Agreement, and having had the opportunity to seek the advice of its own independently selected counsel, such Party intends to release fully, finally and forever the Released Claims.

6.

MUTUAL NONINTERFERENCE AND MUTUAL NON-DISPARAGEMENT.

The Employee agrees to maintain a cooperative attitude toward the Company, to voluntarily resign all positions with the Company, and promptly and cooperatively assist in the execution of documents and paperwork regarding this, not to disrupt the Company’s ongoing business, and not to make disparaging remarks about the Company.  The Company agrees to maintain a cooperative attitude toward the Employee, and not to make disparaging remarks about the Employee.  The Parties agree to act in good faith in each other’s conduct and to refrain from any involvement in the business affairs of the other Party except as provided in this Agreement.

7.

REAFFIRMATION OF EMPLOYEE OBLIGATIONS.

Employee agrees to reaffirm the obligations under the Company’s Code of Ethics.  The terms of the Code of Ethics will govern Employee’s agreement to not use or disclose the Company’s confidential information and trade secrets.  During Employee’s employment by the Company, Employee was provided with access to trade secrets and confidential information about the Company, its customers, and its methods of doing business.  The Company considers this information to be secret, and it was disclosed to Employee in confidence.  Employee agrees not to disclose any confidential information obtained during his employment, except as required by law.

8.

CONFIDENTIALITY.

Except as otherwise provided herein or required by law, Employee and the Company agree to keep the existence and the terms of this Agreement strictly confidential.  Employee may reveal the terms of this Agreement to his legal counsel, immediate family tax advisor, or taxing authorities.  The Company may reveal the terms of this Agreement to its counsel, accounting personnel and auditor.  As to all others who inquire about Employee’s employment with the Company or this Agreement, Employee and the Company agree to respond, if at all, only with the statement that the termination of the employment relationship was by mutual agreement of the Parties.

9.

SEC REPORT.

Notwithstanding any other provision to this Agreement, Employee further acknowledges and agrees that the Company is entitled to report on Form 8-K with the SEC announcing Employee’s departure from the Company, and to otherwise fulfill its obligations under applicable SEC rules and regulations.

10.

ACKNOWLEDGMENT OF UNDERSTANDING.

EMPLOYEE AGREES THAT HE HAS NOT BEEN COERCED IN ANY MANNER WITH REGARD TO THIS AGREEMENT AND HAS AGREED TO THESE TERMS AFTER FULL AND FAIR NEGOTIATION.

BY HIS SIGNATURE BELOW EMPLOYEE ACKNOWLEDGES THAT HE HAS CAREFULLY READ AND FULLY UNDERSTANDS THE TERMS AND CONDITIONS OF THIS AGREEMENT, THAT HE HAS HAD THE BENEFIT OF COUNSEL, OR HAS BEEN ADVISED TO OBTAIN COUNSEL, AND THAT HE HAS FREELY AGREED TO BE BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT.  TO THE EXTENT THAT HE ELECTS NOT TO CONSULT WITH SUCH COUNSEL, EMPLOYEE HEREBY WAIVES ANY DEFENSE TO INADEQUATE REPRESENTATION BY COUNSEL.

PLEASE READ THIS AGREEMENT CAREFULLY.  THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

11.

MISCELLANEOUS.

a.

Remedies.  The Employee hereby acknowledges and agrees that a breach of the agreements contained in this Agreement will cause irreparable harm and damage to the Company, that the remedy at law for the breach or threatened breach of the agreements set forth in this Agreement will be inadequate, and that, in addition to all other remedies available to the Company for such breach or threatened breach (including, without limitation, the right to recover damages), the Company shall be entitled to injunctive relief for any breach or threatened breach of the agreements contained in this Agreement.

b.

Arbitration.  Any controversy or claim arising out of or relating to this Agreement shall be settled by arbitration administered by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.  The place of arbitration shall be Reno, Nevada.  The arbitrators shall have no authority to award punitive or other damages not measured by the prevailing party’s actual damages, except as may be required by statute.  The prevailing party shall be entitled to an award of reasonable attorney fees, costs and expenses.  The Company shall advance all of the arbitrators’ and administrative fees of arbitration.

c.

Successors.  This Agreement and all rights of the Employee shall inure to the benefit of and be enforceable by the Employee’s personal or legal representatives, estates, executors, administrators, heirs and beneficiaries.  In the event of the Employee’s death, all amounts payable to the Employee under this Agreement shall be paid to the Employee’s estate.  This Agreement shall inure to the benefit of, be binding upon and be enforceable by, any successor, surviving or resulting company or other entity to which all or substantially all of the business and assets of the Company shall be transferred whether by merger, consolidation, transfer or sale.

d.

Enforcement.  The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part hereof are declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remainder of such provisions or parts hereof and the applicability thereof shall not be affected thereby.

e.

Amendment.  This Agreement may not be amended except by written instrument executed by the Company and the Employee.

f.

Entire Agreement.  This Agreement sets forth the entire agreement between the Employee and the Company with respect to the subject matter hereof, and supersedes all prior oral or written agreements, negotiations, commitments and understandings with respect thereto.

g.

Governing Law.  This agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without giving effect to the provisions, principles, or policies thereof relating to choice or conflicts of laws.

h.

Notice.  Notices given pursuant to this Agreement shall be in writing and shall be deemed given when received, and if mailed, shall be mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid, if to the Company, to:

Company:

Desert Hawk Gold Corp.

1290 Holcomb Avenue

Reno, NV  89502

Attn:  Rick Havenstrite, President

Employee:

Robert E. Jorgensen

7723 N. Morton St.

Spokane, WA 99208

or to such other address as the Company shall have given to the Employee or, if to the Employee, to such address as the  Employee shall have given to the Company.

i.

No Waiver.  No waiver by either Party at any time of any breach by the other Party of, or compliance with, any condition or provision of this Agreement to be performed by the other Party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

j.

Headings.  The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

k.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, and intended to be legally bound hereby, each of the Parties hereto has executed or caused to be executed by duly authorized representatives this Agreement as of the respective dates set forth below.

EMPLOYEE:

Date:  June 24, 2013

/s/ Robert E. Jorgensen

Robert E. Jorgensen

COMPANY:

Desert Hawk Gold Corp.

Date:  June 24, 2013

By /s/ Rick Havenstrite

      Rick Havenstrite, President